Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO INVESTMENT AND INVESTOR RIGHTS AGREEMENT

This Amendment No. 3 (“Amendment No. 3”), dated as of September 21, 2025, to the Investment and Investor Rights Agreement, dated as of September 20, 2023 (the “Original Investment Agreement”, as amended by Amendment No. 1 thereto, dated as of November 15, 2023 (“Amendment No. 1”), as supplemented by the several Joinders thereto, dated November 15, 2023 (collectively, the “Investment Agreement Joinders”), and as further amended by Amendment No. 2 thereto, dated as of September 22, 2024 (“Amendment No. 2”), collectively the “Investment Agreement”), by and among Wheels Up Experience Inc., a Delaware corporation (the “Company”), and the entities listed on Schedule A to the Investment Agreement (each, an “Investor” and collectively, the “Investors”), is made and entered into by and between the Company and the Investors listed on the signature pages hereto. Capitalized terms used herein without definition have the meanings assigned to them in the Investment Agreement.

W I T N E S S E T H:

WHEREAS, Section 8.03(b) of the Investment Agreement permits the amendment and modification of the Investment Agreement provided such amendment or modification is in writing and signed by each of the Parties to the Investment Agreement affected by such amendment or modification; and

WHEREAS, the Investors and the Company desire to amend and modify the Investment Agreement as set forth in this Amendment No. 3.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             The Investment Agreement is hereby amended, modified, or supplemented as follows:

(a)	Section 6.06(a)(i) is hereby amended by inserting at the end of such section the following: “For the period from September 21, 2025 through May 22, 2026 (the “Second Extended Restricted Period”), none of the Initial Investors shall Transfer or permit the Transfer of any or all of its or its Affiliates’ Shares, except to one or more of its Permitted Transferees. For the period from September 21, 2025 through January 2, 2026 (the “Additional Investor Restricted Period”), each Additional Investor shall not Transfer or permit the Transfer of more than 71% of its or its Affiliates’ Shares (which includes, for the avoidance of doubt, the 27.5% of shares the Additional Investors were permitted to Transfer during the Extended Restricted Period plus an additional 60% of the remaining 72.5% of Shares held by the Additional Investors (collectively, the “Additional Investor Unrestricted Shares”)), except to one or more of its Permitted Transferees.”

(b)	Section 6.06(a)(ii) is deleted in its entirety and replacing it with: Subject to compliance with the other provisions of the Investment Agreement, each Additional Investor further agrees that upon the expiration of the Additional Investor Restricted Period, with respect to all Shares then held by the Additional Investors or their respective Affiliates, and the Second Extended Restricted Period, with respect to all Shares then held by the Initial Investors or their respective Affiliates, such Shares held by the applicable Investor shall cease to be subject to the restrictions set forth in Section 6.06(a)(i); provided, however, that such Shares shall continue to be subject to all other provisions applicable to such Shares as set forth in the Investment Agreement.

(c)	A new Section 6.06(a)(ii)(1) is added that provides: Subject to compliance with the other provisions of the Investment Agreement, each Additional Investor further agrees that:

a.	during the Second Extended Restricted Period, each Additional Investor and its Affiliates shall not Transfer or permit the Transfer of any Shares at a price per share of Common Stock less than the Minimum Price; and

b.	during the Second Extended Restricted Period, each Additional Investor and its Affiliates shall not Transfer or permit the Transfer of any Shares (i) from November 5, 2025 through December 24, 2025 or from February 19, 2026 through March 24, 2026 (the “Restricted Days”) or (ii) at any other time outside the Restricted Days during the Second Extended Restricted Period, to the extent that such Transfer would exceed the Volume Limitation.

For purposes of this Section 1(c):

“Minimum Price” means the lower of (i) $1.50 per share of Common Stock and (ii) any price per share of Common Stock less than $1.50 at which the Company consummates any issuance and sale of Common Stock in a public offering (a “Qualified Offering”) or pursuant to any at-the-market offering program (an “ATM Program”) on or prior to the expiration of the Second Extended Restricted Period, as set forth in any final prospectus or final prospectus supplement filed by the Company with the SEC for any Qualified Offering or if a sale of Common Stock pursuant to such ATM Program has been executed at a price per share of Common Stock below the then applicable Minimum Price, the Company shall within 1 business day (x) provide prompt written notice to each Additional Investor of the new Minimum Price with a determination that such new Minimum Price is not material non-public information, or (y) promptly disclose the new Minimum Price via a Form 8-K filed with the SEC;

“Principal Market” means the NYSE or such other national securities exchange on which the Common Stock is then listed;

“Trading Day” means any day on which the Common Stock is traded on the Principal Market; and

“Volume Limitation” means, ” means, with respect to any calendar week in which a Transfer of Common Stock is executed or proposed to be executed, a maximum of seven percent (7.0%) of the average daily trading volume of the Common Stock on the Principal Market, calculated over the business days of that calendar week. For purposes of this clause, “average daily trading volume” shall be determined based on the total trading volume during such business days divided by the number of business days in that week. Each Additional Investor and its Affiliates shall use commercially reasonable best efforts to ensure that any such Transfer does not exceed this limitation; provided, in the event such Additional Investor or its Affiliates exceed the Volume Limitation in any calendar week, the Volume Limitation for the next calendar week in which a Transfer can occur shall be reduced by the amount the Volume Limitation was exceeded in the week immediately prior.

(d)	All references to “Extended Restricted Period” in Section 6.06(a)(iii) shall be changed to “Extended Restricted Period and Second Extended Restricted Period.”

For the avoidance of doubt, the Minimum Price and Volume Limitation requirements set forth in this Amendment No. 3 shall cease to apply upon the expiration of the Second Extended Restricted Period. Upon the occurrence of a stock split, reverse stock split, stock dividend, spin-off, rights offering or similar event with respect to the Common Stock, all numbers of shares of Common Stock, prices per share of Common Stock (including the Minimum Price) and Volume Limitation thresholds for the Common Stock referenced in this Amendment No. 3 shall be adjusted.

2.             Miscellaneous.

The Minimum Price set forth herein has been determined solely for the purposes set forth in this Amendment No. 3 as of the date hereof, and is intended by the contracting parties to provide for the orderly sale of Additional Investor Unrestricted Shares by the Additional Investors from time to time, is intended solely for the benefit of the parties to this Amendment No. 3, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to other of the Company’s stockholders or prospective investors. Such other Company stockholders or prospective investors are not third-party beneficiaries of this Amendment No. 3 and should not rely on the Minimum Price as indicative of any view of the value of the price per share of Common Stock or of the Company.

The Investment Agreement remains in full force and effect and nothing in this Amendment No. 3 shall otherwise affect any other provision of the Investment Agreement or the rights and obligations of the parties. Sections 8.07 (Governing Law; Jurisdiction), 8.08 (Specific Enforcement), 8.09 (Waiver of Jury Trial), 8.10 (Execution in Counterparts) and 8.12 (Investors Not a Group) of the Investment Agreement are incorporated herein by reference, mutatis mutandis. This Amendment No. 3, together with the Original Investment Agreement, Amendment No. 1, the Investment Agreement Joinders and Amendment No. 2 shall supersede and replace all prior agreements, promises, and understandings between the parties regarding the subject matter contained in this Amendment No. 3. In the event of any conflict between this Amendment No. 3 and any other agreements or documents described herein, the terms of this Amendment No. 3 shall govern and prevail.

(Signature Page Follows; Remainder of Page Intentionally Left Blank)

IN WITNESS WHEREOF, the parties have executed this Amendment No. 3 to Investment and Investor Rights Agreement as of the date first above written.

WHEELS UP EXPERIENCE INC.

By:	/s/ George Mattson
Name:	George Mattson
Title:	Chief Executive Officer

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)

DELTA AIR LINES, INC.

By:	/s/ Kenneth W. Morge II
Name:	Kenneth W. Morge II
Title:	Senior Vice President – Finance & Treasurer

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)

CK WHEELS LLC

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Title:	Authorized Signatory

By:	/s/ Tom LaMacchia
Name:	Tom LaMacchia
Title:	Authorized Signatory

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)

COX INVESTMENT HOLDINGS LLC
(f/k/a Cox Investment Holdings, Inc.)

By:	/s/ Deborah Lucy
Name:	Deborah Lucy
Title:	Assistant Secretary

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)

PANDORA SELECT PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, L.P.

By:	/s/ Andrew M. Thau
Name:	Andrew M. Thau
Title:	Managing Director

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)

KORE AIR LLC

By:	/s/ J. Gary Kosinski
Name:	J. Gary Kosinski
Title:	Director

(Signature Page to Amendment No. 3 to Investment and Investor Rights Agreement)